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                           GROUP VARIABLE CONTRACTS
                           SEPARATE ACCOUNT ELEVEN
                                  STANDARD
                       HARTFORD LIFE INSURANCE COMPANY

                              FILE NO. 333-72042

    SUPPLEMENT DATED FEBRUARY 24, 2006 TO THE PROSPECTUS DATED MAY 1, 2005

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            SUPPLEMENT DATED FEBRUARY 24, 2006 TO YOUR PROSPECTUS

The Board of Trustees of AIM Funds has approved a proposal to merge the AIM Small Company Growth Fund into the AIM Small Cap Growth Fund. The proposal requires approval by AIM Small Company Growth Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or about February 28, 2006.

If the merger is approved by Fund to shareholders, the merger is expected to be completed on or about March 27, 2006. As a result, if any of your Participant Account value is allocated the AIM Small Company Growth Fund Sub-Account, that amount will be merged into the AIM Small Cap Growth Fund Sub-Account.

If you are enrolled in any Dollar Cost Averaging Program with allocations to the AIM Small Company Growth Fund Sub-Account, that allocation will be directed to the AIM Small Cap Growth Fund Sub-Account after the close of trading on the New York Stock Exchange on March 24, 2006. If you are enrolled in any Asset Rebalancing Program with allocations the AIM Small Company Growth Fund Sub-Account, your program enrollment will be terminated as of the close of the New York Stock exchange on March 24, 2006.

In addition, after the close of trading on the New York Stock Exchange on March 24, 2006, future Contributions with allocations to the AIM Small Company Growth Fund Sub-Account will be directed to the AIM Small Cap Growth Fund Sub-Account. Upon completion of the merger, the AIM Small Company Growth Fund Sub-Account will no longer be available and all references to the AIM Small Company Growth Fund in the prospectus will be deleted.

If approved by Fund shareholders, the following will be added to the prospectus:

The following paragraph is added to the list of Sub-Accounts that purchase shares of retail mutual funds:

    AIM Small Cap Growth Fund Sub-Account which purchases shares of Investor Class Shares of AIM Small Cap Growth Fund of the AIM Stock Funds.

The following paragraph under the sub-section entitled "Retail Mutual Funds" under the section entitled "The Funds" describing the investment objective:

    AIM Small Cap Growth Fund -- Seeks long-term capital growth.

The following paragraph under the sub-section entitled "Investment Advisers" under the section entitled "The Funds" describing AIM Advisors, Inc. as the investment adviser to the AIM Funds will be deleted and replaced with the following:

    AIM Advisors, Inc. is the investment adviser to AIM Financial Services Fund, AIM Leisure Fund, AIM Small Cap Growth Fund and AIM Technology Fund and is responsible for its day-to-day management. AIM Advisors, Inc. is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the Funds' operations and provides investment advisory services to the Funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM Advisors, Inc. has acted as an investment advisor since its organization in 1976. Today, AIM Advisors, Inc., together with its subsidiaries manages over 200 investment portfolios, encompassing a broad range of investment objectives.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5960